SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the registrant ☑

Filed by a party other than the registrant ☐

Check the appropriate box:

☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Trust for Professional Managers
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Smead Capital Management, Inc.
600 University Street, Suite 2412
Seattle, WA 98101

February 20, 2014

Dear Shareholder,

Thank you for your continued interest in the Smead Value Fund (the “Fund”). We need to update you of some things that have taken place in the Fund that necessitate the delivery of this notice, and will require your vote. Please know that your vote is extremely important, no matter how large or small your holdings.

Until recently, the Fund was classified as non-diversified. A fund is considered non-diversified when a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. If over a period of 36 months a fund fails to invest its assets in a manner that is considered non-diversified, then it loses its non-diversified status, and is automatically reclassified as diversified.

The Fund lost its status as a non-diversified fund, and as such, has been reclassified as a diversified fund.  To regain the Fund’s non-diversified status, a shareholder vote is required, and the Fund is seeking this shareholder approval. We believe the Fund will benefit from the regaining of its non-diversified classification, as it will allow us the flexibility we need in our portfolio management decisions.

This shareholder approval requires your vote, and as such, we would like to invite you to a special meeting of the shareholders of the Fund to be held on March 27, 2014 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At this meeting, you will be asked to approve a change to the Fund’s status from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended. Detailed information about the proposal is provided in the enclosed materials. The Board of Trustees unanimously recommends that you vote “FOR” this proposal.

We understand that most shareholders will not be able to attend the meeting and vote their shares in person. However, your vote is extremely important, no matter how large or small your holdings. Please review the enclosed materials and vote [online], by phone or by signing and returning your proxy card in the enclosed postage-paid envelope. We may call you during the solicitation process to answer any questions you may have about the proposal or the voting process and to assist you with your vote. By voting promptly, you can help avoid the expense of additional mailings.

We appreciate your consideration of this important proposal. Thank you for your investment in the Smead Value Fund.

Sincerely,

/s/ William W. Smead

Founder and Chief Executive Officer
Smead Capital Management, Inc.
The Investment Adviser to Smead Value Fund

Smead Value Fund
a series of Trust for Professional Managers
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 27, 2014

Dear Shareholders:

The Board of Trustees of Trust (the “Board”) for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Smead Value Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on Thursday, March 27, 2014 at 10:00 a.m. Central time for the purpose of considering the following:

(1)
Approval to change the classification of the Smead Value Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”); and

(2)	Such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Board has unanimously approved the change in classification of the Fund from a diversified fund to a non-diversified fund.  However, shareholder approval is required to proceed.  The Board believes that the proposal is in the best interests of shareholders, and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on January 31, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

/s/ Rachel A. Spearo

Rachel A. Spearo, Esq., Secretary
Trust for Professional Managers
February 20, 2014

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

SMEAD VALUE FUND
a series of Trust for Professional Managers

Questions and Answers

While we encourage you to read all of the enclosed proxy statement, following is a brief overview of the proposal you are being asked to consider.  This overview contains limited information and should be read in conjunction with the proxy statement.

Question:	When will the special meeting be held and who is eligible to vote:

Answer:
The meeting will be held Thursday, March 27, 2014 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. This meeting will be a business meeting only and there will be no presentations about the Smead Value Fund (the “Fund”). The record date for the meeting is the close of business on January 31, 2014 (the “Record Date”). Only shareholders who own shares of the Fund on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Question:	What is the proposal to be voted on at the special meeting?

Answer:
The Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). This classification means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

If the proposal is approved, however, the Fund would be re-classified and managed as a non-diversified fund. Under the 1940 Act, a non-diversified fund is defined as any fund that is not a diversified fund. As a non-diversified fund, the Fund may invest beyond the limits imposed by the 1940 Act on a diversified fund. However, the Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, with respect to 50% of its total assets at each quarter-end in the Fund’s taxable year, the Fund may not have more than 5% of its total assets in any single issuer.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other funds that are diversified. As a result, a decline in the value of an investment in a single issuer or limited number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

Because the proposal constitutes a change to a fundamental investment policy of the Fund, shareholder approval is required for the change.

Question:	Why are you doing this?

Answer:
The Fund’s investment adviser, Smead Capital Management, Inc. (the “Adviser”), has recommended to the Board that the Fund be re-classified as a non-diversified fund to allow it greater flexibility in the management of the Fund’s investments in the pursuit of its investment objective of long-term capital appreciation.

Because the market capitalization of large capitalization (“large-cap”) companies has continued to grow since the inception of the Fund, with some companies’ share increasing, the Adviser believes that it would be beneficial to Fund shareholders if it has flexibility to consider investing beyond the limits permitted under the 1940 Act for a diversified fund.

Question:	Will this change substantially affect the way the Fund is managed?

Answer:
The Adviser does not currently anticipate that approval of this proposal will substantially affect the Fund’s investment strategy. The Fund will continue to seek long-term capital appreciation through investing in the common stocks of approximately 25-30 large-cap U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion.

The Adviser believes the proposed change will enhance the Fund’s investment flexibility in pursuing its investment objective of long-term capital appreciation, but will not substantially affect the way the Fund is managed. If the proposal is approved, the Fund will have the ability to increase the amount it invests in securities issued by the same issuer. As a result, the Fund will have the ability to invest more than 5% of its assets in certain issuers, or to reduce its number of holdings. Investing in a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio.

The Adviser’s current portfolio managers will continue to manage the Fund. The Adviser’s portfolio managers have extensive experience in managing a non-diversified fund, as the Fund was a non-diversified fund from its inception in 2007 until 2011.

Currently, because the Fund is classified as a diversified fund, the 1940 Act limits its investments in any single issuer to no more than 5% of the Fund’s assets and to no more than 10% of the outstanding voting securities of such issuer, with respect to 75% of the Fund’s assets. For the remaining 25% of the Fund’s assets, however, the 1940 Act places no limit the amount the Fund may invest in a single issuer.

If the proposal is approved and the Fund is re-classified as a non-diversified fund, the amount of the Fund’s assets that may be invested in the securities of a single issuer will, therefore, not be limited by the 1940 Act.

However, the Fund will continue to elect to be treated as a RIC under the Code, and accordingly may have more than 5% of its total assets invested in any single issuer with respect to 50% of its total assets at each quarter-end in the Fund’s taxable year, and it may not own more than 10% of the outstanding voting securities of a single issuer.

The table below summarizes the Fund’s investment limits currently as compared to if the proposal is approved.

Single Issuer Limit
Current
25% of Assets	None
75% of Assets	Less than 5%
Voting Securities of a Single Issuer	Less than 10%

If Approved
50% of Assets	Less than 5%(1)
Voting Securities of a Single Issuer	Less than 10%(1)

(1) These limitations are imposed as part of the Fund’s election to be treated as a RIC under the Code. The Fund is only required to comply with these single issuer limitations at the end of each quarter of the Fund’s taxable year. There is no requirement that the Fund comply with these limitations at any time other than the last day of each fiscal quarter.

Question:	How does the Board recommend that I vote on this proposal?

Answer:	The Board, including all of the Independent Trustees, as that term is defined under the 1940 Act, unanimously recommends that you vote “FOR” the proposal.

Question:	When will the change take effect if it is approved?

Answer:	If approved, the proposed change will be effective immediately following shareholder approval.

Question:	Who will pay for the proxy solicitation and related Legal costs?

Answer:	The Adviser has agreed to pay these costs.

Question:	How do I cast my vote?

Answer:	You may vote online or by telephone using the information provided on your proxy card. You may also vote by mail using the enclosed postage-paid envelope to return your proxy card.

Question:	What will happen if the proposal is not approved?

Answer:	If shareholders do not approve the proposal, the Fund will continue to operate as a diversified fund. The Adviser may consider other alternatives to more effectively manage the Fund’s portfolio.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.

SMEAD VALUE FUND

PROXY STATEMENT

Enclosed with this proxy statement is the foregoing Notice of Special Meeting of Shareholders of the Smead Value Fund (the “Fund”) to be held on Thursday, March 27, 2014 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. The proxy is solicited on behalf of the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”). The primary purpose of the meeting is for shareholders of the Fund to consider and approve the following:

(1)
Approval to change the classification of the Smead Value Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”); and

(2)	Such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

A written proxy is revocable by the person giving it prior to exercise by written notice of revocation filed with the Fund’s proxy tabulator, AST Fund Solutions, LLC (“AST”), 1200 Wall Street West, 3rd Floor Lyndhurst, NJ 07071, by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, to vote in favor of the proposal.

The Board has fixed the close of business on January 31, 2014, as the record date for the determination of the shareholders entitled to notice of the Special Meeting and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share owned, with fractional shares voting proportionately. As of January 31, 2014, there were [Number of Shares] shares of beneficial interest of the Fund consisting of Class A, Investor Class and Institutional Class shares. Shareholders of all classes of the Fund will vote jointly on the proposal.

The Board knows of no other business that will be presented for consideration. If any other matters are properly presented, the persons named as proxies in the enclosed proxy will vote the proxies in accordance with their judgment on such matters.

The date of the first mailing of the proxy statement will be on or about February 20, 2014. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on March 27, 2014:

This proxy statement is available at [www.smeadfunds.com], or by contacting the Fund (toll-free) at 877-807-4122.  To obtain directions to attend the Meeting, please call the Fund (toll-free) at 877-807-4122.  For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) 877-807-4122 or visit the Fund’s website at www.smeadfunds.com or write to:

Smead Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Proposal:                      To approve a change in the Fund’s diversification classification under the 1940 Act, from diversified to non-diversified.

Background

The 1940 Act requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The Fund is currently classified as a diversified fund under the 1940 Act. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund. The Fund’s investment adviser, Smead Capital Management, Inc. (the “Adviser”), has recommended to the Board that the Fund be re-classified as a non-diversified fund to allow the Adviser greater flexibility in the management of the Fund’s investments in the pursuit of the Fund’s investment objective of long-term capital appreciation.

Because the market capitalization of large-cap companies has continued to grow since the inception of the Fund, with some companies’ share increasing, the Adviser believes that it would be beneficial to Fund shareholders if the Adviser had flexibility to consider investing beyond the limits permitted under the 1940 Act for a diversified fund.

The Board unanimously recommends that shareholders approve the proposal to reclassify the Fund as a non-diversified fund, which would include the elimination of its current fundamental investment restriction regarding diversification. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. As a result, a decline in the value of an investment in a single issuer or a few issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

The Adviser does not currently anticipate that this proposal will cause significant changes to the Fund’s investment portfolio. It believes that operating as a non-diversified fund, which will allow the Adviser to invest more than 5% of the Fund’s assets in additional issuers, will enhance the Fund’s investment flexibility in pursuing its investment objective of long-term capital appreciation. The Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and remain subject to RIC diversification requirements.

The Fund will continue to seek long-term capital appreciation through investing in the common stocks of approximately 25-30 large-cap U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. The Fund’s current portfolio managers, William W. Smead, Chief Investment Officer and Chief Executive Officer, and Tony A. Scherrer, CFA, Director of Research and Portfolio Manager, both of the Adviser, will continue to manage the Fund. The Adviser’s portfolio managers have extensive experience in managing a non-diversified fund, as the Fund was a non-diversified fund from its inception in 2007 until 2011.

RIC Diversification Requirements

Even if the proposal to change the Fund’s classification to a non-diversified fund under the 1940 Act is approved, the Fund intends to continue to meet diversification-related federal tax requirements to qualify as a RIC. Under those requirements, the Fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than U.S. government securities or the shares of other regulated investment companies), and with respect to at least 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (other than the U.S. government or a RIC) and it may not own more than 10% of the outstanding voting securities of a single issuer. Under the Code, the test to confirm the Fund’s compliance with RIC diversification requirements is conducted at the end of each quarter of the Fund’s taxable year.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the proposal.

ADDITIONAL INFORMATION

General Information

This proxy statement is being furnished in connection with the solicitation of proxies by the Board. Proxies may be solicited by officers or employees of the Fund, the Adviser and its affiliates, as well as any proxy solicitation firm hired by the Adviser. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. The Adviser or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The Adviser has entered into a contract with AST pursuant to which AST will provide certain project management [and internet] and telephone voting services in addition to the mailing of the proxy statement. The estimated fee to be paid to AST by the Adviser is $[...] in the aggregate. The Adviser has agreed to pay all legal and proxy solicitation expenses resulting from this proposal.

Date, Time and Place of Meeting

The meeting will be held on March 27, 2014 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Trust or by subsequently registering his or her vote by telephone or online. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies.  If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the proposal. It is not anticipated that any matters other than the approval of the proposal will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of the Fund must be present, in person or by proxy, to constitute a quorum for purposes of voting on the proposal. Each shareholder is entitled to one vote per share, with fractional shares voting proportionally. Shareholders of all classes of the Fund vote jointly on the proposal. Approval of the proposal requires the approval of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy

Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Although abstentions and broker non-votes are counted as shares that are present at the meeting for purposes of determining a quorum, they will be treated as shares that have not been voted. Abstentions and broker non-votes therefore will have the effect of a vote “against” the proposal for purposes of obtaining the requisite approval. Treating broker non-votes as shares not voted with respect to a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to the Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for Investor Class and Institutional Class shares of the Fund dated March 28, 2013;
•	Prospectus and SAI for Class A shares of the Fund dated October 31, 2013; and
•	Annual Report to Shareholders of the Fund, including audited financial statements for the fiscal year ended November 30, 2013.

The most recent semi-annual report of the Fund for the period ended May 31, 2013 has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Semi-Annual Report to Shareholders, Annual Report to Shareholders, Prospectus and/or SAI for the Fund, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 877-807-4122, and they will be sent to you by first class mail, or visit the Fund’s website at [www.smeadfunds.com].

Record Date and Outstanding Shares

Only holders of record of shares of the Fund at the close of business on January 31, 2014 (the “Record Date”), are entitled to vote at the meeting or any adjournment thereof. The following table sets forth the number of shares of each class of the Fund issued and outstanding at the close of business on the Record Date:

Share Class	Outstanding Shares
Class A
Investor Class
Institutional Class
Total

Security Ownership of the Fund

As of January 31, 2014, the following record owners of each class of the Fund held more than 5% of a class of the Fund as the share percentages indicated below, which were owned either: (i) beneficially by such person(s); or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Class A
Name and Address	Number of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction

Investor Class
Name and Address	Number of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction

Institutional Class
Name and Address	Number of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction

As of the Record Date, all Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Service Providers

The Fund’s investment adviser is Smead Capital Management, Inc., 600 University Street, Suite 2412,  Seattle, Washington 98101. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Fund’s administrator, fund accountant and transfer agent. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s principal underwriter. U.S. Bancorp Fund Services, LLC and Quasar Distributors, LLC are affiliated companies.

Proxy Statement Delivery

To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy materials to investors who share an address, even if their accounts are registered under different names. An additional copy of this proxy statement may be obtained by calling the Fund toll-free at 877-807-4122 or writing to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701. To change your current election regarding the delivery of Fund documents, please contact the Fund toll-free at 877-807-4122 or write to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701, or contact your financial intermediary.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Secretary, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, so that they are received within a reasonable time before any such meeting. No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

EVERY VOTE IS IMPORTANT

PROXY TABULATOR [ADDRESS]
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE TODAY.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below
    at hand.
2) Go to website www.proxyonline.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
    at hand.
2) Call (866) 387-7715.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SMEAD VALUE FUND

The proxy is solicited on behalf of the Board of Trustees of Trust for Professional Managers (the "Board").

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR”
the proposal.

				FOR	AGAINST	ABSTAIN

(1) Approval to change the classification of the Smead Value Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended; and

(2) Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

				□	□	□
YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN AND DATE, AND RETURN THlS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
Authorized Signatures - This section must be completed for your vote to be counted. Date and sign below.
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyonline.com.

<XXXXX>2

TRUST FOR PROFESSIONAL MANAGERS
Smead Value Fund

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD March 27, 2014

The undersigned holder of shares of the Smead Value Fund, a series of the Trust (the “Fund”), hereby appoints John P. Buckel and Jennifer A. Lima, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Thursday, March 27, 2014, at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Only shareholders of record at the close of business on January 31, 2014, will be entitled to vote at the Special Meeting or any postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the Proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTMARKED ENVELOPE.